UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) July 18,2005
                           ---------------------------

                                    Citicorp
 -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                  1-5738                 86-1515595
       ---------------            -----------          -------------------
       (State or other            (Commission             (IRS Employer
       jurisdiction of            File Number)          Identification No.)
       incorporation)

                    399 Park Avenue, New York, New York 10043
 -------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (212) 559-1000
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                  Other Events.
                           -------------

Results of Operations
(Unaudited)

         This report summarizes the results of operations of Citicorp and its subsidiaries for the three- and six-month periods ended June 30, 2005 and June 30, 2004. Citigroup Inc., the ultimate parent company of Citicorp, filed a Current Report on Form 8-K dated July 18, 2005. That report contains certain additional information about Citicorp's businesses.

CONSOLIDATED STATEMENTS OF INCOME        CITICORP AND SUBSIDIARIES
(Unaudited)

(In Millions of Dollars)


                                                Second Quarter               Six Months
                                            --------------------        ------------------
                                                2005      2004 (1)         2005     2004
                                            --------------------        ------------------

INTEREST REVENUE
Loans, including Fees                       $ 11,479  $ 10,803          $22,756  $21,578
Deposits with Banks                              393       144              734      350
Federal Funds Sold and Securities
  Purchased Under Agreements to Resell           137        84              249      196
Investments, including Dividends               1,768     1,387            3,419    2,600
Trading Account Assets                           578       498            1,156      945
Loans Held-For-Sale                              141       199              256      278
                                            --------------------       -------------------
                                              14,496    13,115           28,570   25,947
                                            --------------------       -------------------

INTEREST EXPENSE
Deposits                                       3,391     2,103            6,359    3,978
Trading Account Liabilities                       28        23               52       53
Purchased Funds and Other Borrowings           1,016       505            1,853      988
Long-Term Debt                                 1,253     1,080            2,456    2,001
                                            --------------------       -------------------
                                               5,688     3,711           10,720    7,020
                                            --------------------       -------------------

NET INTEREST REVENUE                           8,808     9,404           17,850   18,927
                                            --------------------       -------------------

POLICYHOLDER BENEFITS AND CLAIMS                 119       117              250      253
PROVISION FOR CREDIT LOSSES                    1,820     1,590            3,633    3,820
                                            --------------------       -------------------
  TOTAL BENEFITS, CLAIMS, AND                  1,939     1,707            3,883    4,073
   CREDIT LOSSES                            --------------------       -------------------

NET INTEREST REVENUE AFTER
  BENEFITS, CLAIMS, AND CREDIT LOSSES          6,869     7,697           13,976   14,854
                                            --------------------       -------------------
FEES, COMMISSIONS, AND OTHER REVENUE
Fees and Commissions                           3,343     3,467            6,822    6,668
Foreign Exchange                                 604       546            1,032      942
Trading Account                                  242       279              861      862
Investment Transactions                          320       173              509      285
Other Revenue                                  2,720     2,645            5,068    4,269
                                            --------------------       -------------------
                                               7,229     7,110           14,292   13,026
                                            --------------------       -------------------

OPERATING EXPENSE
Salaries                                       3,187     2,898            6,424    5,625
Employee Benefits                                770       648            1,537    1,326
                                            --------------------       -------------------
  Total Employee-Related Expenses              3,957     3,546            7,961    6,951
Net Premises and Equipment                     1,134     1,091            2,247    2,015
Restructuring-Related Items                        -         -                -       (3)
Other Expense                                  2,768     4,110            5,512    7,021
                                            --------------------       -------------------
                                               7,859     8,747           15,720   15,984
                                            --------------------       -------------------

INCOME BEFORE INCOME TAXES AND MINORITY
  INTEREST                                      6,239    6,060           12,539   11,896
INCOME TAXES                                    1,874    1,893            3,876    3,723
MINORITY INTEREST, NET OF INCOME TAXES            261       39              420      112
                                            --------------------       -------------------
NET INCOME                                    $ 4,104  $ 4,128           $8,243   $8,061
                                            ====================       ===================

(1) Reclassified to conform to current period's presentation.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           CITICORP
                                           (Registrant)


                                 By:  /s/ John C. Gerspach
                                      --------------------
                                          John C. Gerspach
                                          Controller


Dated:  July 18, 2005